SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) Securities
                              Exchange Act of 1934
                                (Amendment No. 7)

Filed by the Registrant                              [ ]
Filed by a party other than the Registrant           [X]
         Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     SECURED INVESTMENT RESOURCES FUND LP II
                (Name of Registrant as Specified in Its Charter)

                           Everest Properties II, LLC
                            Millenium Management, LLC
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        (1)  Title of each class of securities to which transaction applies:
        (2)  Aggregate number of securities to which transactions applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
        (4) Proposed maximum aggregate value of transaction:
        (5) Total Fee paid:
[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount previously paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing party:
    (4) Date filed:


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PRESS RELEASE    -    PRESS RELEASE    -    PRESS RELEASE    -    PRESS RELEASE

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EVEREST PROPERTIES II, LLC
MILLENIUM MANAGEMENT, LLC
155 N. Lake Avenue, Suite 1000
Pasadena, CA  91101

CONTACT:  Chris  Davis or Stacey  McClain  of Everest  Properties  II, LLC
          (626)585-5920


FOR IMMEDIATE RELEASE


     PASADENA, CALIFORNIA, November 30, 2004 - MILLENIUM MANAGEMENT, LLC today announced that it has extended the Expiration Date of its outstanding solicitations for the consent of limited partners in Secured Investment Resources Fund, L.P. and Secured Investment Resources Fund, L.P. II to replace the current general partners with Millenium Management, LLC. The Expiration Date for both consent solicitations has been extended to 11:59 p.m. Pacific Time on the earlier to occur of (i) Monday, January 31, 2005 or such later date to which Millenium determines to extend the solicitation, and (ii) the date that Millenium determines it has received the Required Consents.